T. Rowe Price Small-Mid Cap ETF

Supplement to Prospectus and Summary Prospectus dated May 1, 2024

In the Summary Prospectus and Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

Effective January 1, 2025, David Corris will replace Peter Stournaras as one of the fund’s co-portfolio managers, and will join Jodi Love, Vincent Michael DeAugustino, and Donald J. Peters as a co-portfolio manager. Mr. Corris joined T. Rowe Price in 2021.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective January 1, 2025, David Corris will replace Peter Stournaras as one of the fund’s co-portfolio managers, and will join Jodi Love, Vincent Michael DeAugustino, and Donald J. Peters as a co-portfolio manager. Mr. Corris joined the Firm in 2021, and his investment experience dates from 2003. During the past five years, he has served as a portfolio manager in the Firm’s U.S. Equity Division and, prior to joining the Firm, he was a portfolio manager and the head of the Disciplined Equity team, a hybrid quantitative and fundamental platform, with Bank of Montral Global Asset Management.

The date of this supplement is December 19, 2024.

ETF1075-041 12/19/24